SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 1, 2011, at the 2011 Annual Meeting of the Stockholders (the “Annual Meeting”) of FTI Consulting, Inc. (“FTI”), a majority of the stockholders entitled to vote on the proposal approved the amendment of the Charter of FTI to declassify the Board of Directors (“Board”) of FTI as contemplated in the Articles of Amendment. The Articles of Amendment to declassify the Board was filed with and accepted by the State Department of Assessments and Taxation of Maryland on June 1, 2011 and was effective that day. Pursuant to the Articles of Amendment, at the Annual Meeting, the Class III director nominees were elected to a one year term to hold office until the 2012 annual meeting of stockholders of FTI and their successors are elected and qualify, as disclosed in the proxy statement for the Annual Meeting dated April 18, 2011, the pertinent portions of which are hereby incorporated by reference herein. Directors who did not stand for election at the Annual Meeting and who were previously elected to three year terms will continue as directors and complete their terms. The Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

On and effective as of June 1, 2011, the Board of Directors (the “Board”) of FTI authorized the amendment and restatement of the Bylaws of FTI, which are referred to hereafter as the “Amended Bylaws.” The Bylaws as previously in effect are referred to hereafter as the “Former Bylaws.”

The following is a summary of the changes effected by adoption of the Amended Bylaws, which is qualified in its entirety by reference to the Amended Bylaws filed as Exhibit 3.2 hereto and incorporated herein by reference. In addition to the amendments described below, the Amended Bylaws include certain changes to (i) clarify language, (ii) comply with or be consistent with Maryland law and New York Stock Exchange requirements, and (iii) make various technical corrections and non-substantive changes.

•	Article II (Meetings of Stockholders):

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Section 1 (Place): The Amended Bylaws consistent with a recent change in the Maryland General Corporation Law (“MGCL”) removes the requirement that meetings of stockholders be held “in the United States.”

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Section 2 (Annual Meeting) The Former Bylaws provided for an annual meeting of stockholders to be held during the month of June or a date no more than 31 days thereafter. To conform to a change in the MGCL, the Amended Bylaws clarify that an annual meeting of stockholders shall be held on a date, time and place set by the Board.

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Section 3 (Special Meeting): The Amended Bylaws clarify procedures for stockholders to call a special meeting of stockholders, including addressing issues relating to (a) the fixing of a record date for determining stockholders entitled to request a special meeting, (b) delivery and contents of the initial notices from stockholders requesting a special meeting, (c) revocation of requests for special stockholders meetings, and (d) verifying the validity of a stockholder request for a special meeting.

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Section 4 (Notice): The Amended Bylaws (a) provide for notice of stockholders meetings by electronic transmission as now permitted by the MGCL, (b) provide for “householding” of notices, as permitted by the federal proxy rules and the MGCL, (c) provide that a minor irregularity in the notice of a stockholders meeting will not affect the validity of the meeting, and (d) clarify the power of FTI to postpone or cancel a meeting by making a public announcement.

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Section 5 (Organization and Conduct): The Amended Bylaws establish procedural rules for meetings of stockholders and clarify the powers of the chairman of the meeting, including (a) adjourning or concluding the meeting, (b) determining when and for how long the polls should be open and when the polls should be closed, (c) removing any person who refuses to comply with the meeting procedures, and (d) complying with any state or local laws and regulations concerning safety and security.

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Section 6 (Quorum): The Amended Bylaws expressly provide that (a) the chairman of the meeting of the stockholders has the power to adjourn the meeting and (b) the stockholders present at a meeting, which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

•	Section 8 (Proxies): The Amended Bylaws allow for authorization of proxies in any manner permitted by law.

•	Section 9 (Voting of Stock by Certain Holders): The Amended Bylaws deletes outdated references to closing of FTI’s stock transfer books.

•	Section 10 (Inspectors): The Amended Bylaws clarify the responsibilities of the inspectors of election.

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Section 11 (Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals): The Former Bylaws provided for advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders 90 to 120 days prior to the first anniversary of the mailing date of the notice of the previous year’s annual meeting. The Amended Bylaws (i) require stockholders to notify the secretary of FTI of director nominations and other stockholder proposals not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement in order to synchronize the advance notice timing under the Amended Bylaws with the federal proxy rules for shareholder proposals and (ii) provide for a new advance notice period based on moving the date of the meeting more than 30 days before or after the anniversary of the prior year’s meeting to more closely track when the federal proxy rules provide for a new advance notice period for shareholder proposals to be included in FTI’s proxy materials.

Additionally, the Amended Bylaws (a) expand the information required to be disclosed by the stockholder making the proposal, any proposed nominees for director and any persons controlling, or acting in concert with, such stockholder (collectively, the “Proponents”), to include, among other items, (i) detailed information about each Proponent’s ownership interests in FTI, (ii) information regarding hedging activities of the Proponents, and (iii) each Proponent’s investment strategy or objective and any related disclosure document the Proponent has provided to its investors, and (b) establish procedures for the verification of information provided by the stockholder making the proposal.

Section 12 (Control Share Acquisition Act): The Amended Bylaws exempt from the Maryland Control Share Acquisition Act any and all acquisitions of shares of stock of FTI.

•	Article III (Directors):

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Section 2 (Number, Tenure and Resignation): At the 2011 annual meeting of stockholders of FTI, the stockholders approved an amendment to FTI’s charter to declassify the Board. Accordingly, the Amended Bylaws remove references to a classified Board structure.

•	Section 3 (Removal of Director): The Amended Bylaws delete the requirement that directors may only be removed for cause.

•	Section 5 (Notice): The Amended Bylaws update provisions governing how and when notices of Board meetings are deemed to be given.

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Section 7 (Voting): The Amended Bylaws clarify that, if enough directors have withdrawn from a duly constituted meeting to leave fewer than required to establish a quorum but the meeting is not adjourned, the action of the majority of the number of directors necessary to constitute a quorum at the meeting is the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable law, the charter of FTI or another provision of the Amended Bylaws.

•	Section 8 (Organization): The Amended Bylaws clarify the procedures for determining who will preside as chairman and secretary of meetings of the Board.

•	Section 10 (Consent by Directors Without a Meeting): The Amended Bylaws permit unanimous Board consent via electronic transmission (including, e-mail).

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Section 11 (Vacancies): The Amended Bylaws expressly provide that the Board has the power to fill any vacancy on the Board while still maintaining for the stockholders the simultaneous power to fill vacancies resulting from the removal of a director, as required by the MGCL.

•	Section 13 (Reliance): The Amended Bylaws provide a description of documents on which, and the persons on whom, a director may reasonably rely in performing his or her duties.

•	Section 14 (Ratification): The Amended Bylaws clarify that, in general, the Board and stockholders may ratify prior actions of FTI and its officers.

•	Section 15 (Emergency Provisions): The Amended Bylaws provide for procedures in the event of a catastrophic event, including notice to directors and quorum for meetings of directors.

•	Article IV (Committees):

•	Section 1 (Number, Tenure and Qualifications): The Amended Bylaws provide that the Board may appoint single-member committees.

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Section 2 (Powers): The Amended Bylaws remove specific reference to a committee’s qualified power to issue stock and provide that all powers may be delegated to a committee except as prohibited by law.

•	Section 3 (Meetings): The Amended Bylaws conform committee meeting procedures with the meeting procedures for the full Board.

•	Section 5 (Consent by Committees Without a Meeting): The Amended Bylaws permit unanimous consents by committees of the Board via electronic transmission (including, e-mail).

•	Section 6 (Vacancies): The Amended Bylaws provide that the Board has the power to change the membership of, and fill vacancies on, any committee of the Board.

•	Article V (Officers):

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Section 2 (Removal and Resignation): The Amended Bylaws expressly provide that an officer of FTI may resign at any time by delivering his or her resignation to the Board, the chairman of the Board, the chief executive officer, the president or the secretary of FTI. The Amended Bylaws provide that the resignation will take effect immediately upon receipt, unless a later time is specified in the resignation.

•	Sections 11 and 12 (Treasurer and Assistant Treasurers): The Amended Bylaws remove references to outdated provisions concerning the giving of surety bonds by the treasurer and assistant treasurers.

•	Article VII (Stock):

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Section 1 (Certificates), Section 2 (Transfers) and Section 3 (Replacement Certificate): The Amended Bylaws update the provisions governing stock certificates to provide expressly that a stockholder is not entitled to a stock certificate and make other revisions consistent with the Direct Registration System eligibility requirements of the New York Stock Exchange. The Amended Bylaws also expressly authorize officers of FTI to address lost, stolen or destroyed certificates.

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Section 4 (Fixing of Record Date): The Amended Bylaws provide, consistent with a recent change to the MGCL, that a meeting of stockholders may be adjourned or postponed to a date not more than 120 days after the original record date, without the need to set a new record date and send a new notice.

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Article XI (Indemnification and Advance of Expenses): The Amended Bylaws expressly provide that rights to indemnification vest immediately upon election as a director or officer. The Amended Bylaws also expand Article XI to (a) cover former directors and officers, (b) indemnify any individual who, while a director or officer of FTI, serves or has served another entity at the request of FTI and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, and (c) allow indemnification of directors and officers of a predecessor of FTI.

•	Article XII (Waiver of Notice): The Amended Bylaws provide for the waiver of notice of a meeting by electronic transmission.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1	Articles of Amendment dated June 1, 2011 to Charter of FTI Consulting, Inc.

3.2	Bylaws of FTI Consulting, Inc., as amended and restated on June 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 2, 2011	By:	/s/ ERIC B. MILLER
Eric B. Miller Executive Vice President, General Counsel and Chief Ethics Officer

Exhibits

3.1	Articles of Amendment dated June 1, 2011 to Charter of FTI Consulting, Inc.

3.2	Bylaws of FTI Consulting, Inc., as amended and restated on June 1, 2011